Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Xunlei Limited (the “Company”) on Form 20-F for the year ended December 31, 2014 (the “Report”), as originally filed with the Securities and Exchange Commission on April 20, 2015 and as amended by this Amendment No. 1 on Form 20-F/A, filed on the date hereof, I, Sean Shenglong Zou, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2015

By:	/s/ Sean Shenglong Zou
	Name:	Sean Shenglong Zou
	Title:	Chairman and Chief Executive Officer